UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 12, 2007

                           China Health Holding, Inc.
             (Exact name of registrant as specified in its charter)



      Nevada                        333-119034                 98-0432681
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
    of incorporation)                                     Identification No.)

                             Julianna Lu, BSc. MSc.
                             Chief Executive Officer
        101 Convention Center Drive, Suite 700, Las Vegas, NV 89109-2001
               (Address of principal executive offices) (Zip Code)
                   Issuer's telephone Number: 1 (877) 883-0979

                                 Mailing Address
               Suite 600 - 666 Burrard St., Park Place, Vancouver,
                        British Columbia, Canada V6C 2X8
                   Issuer's telephone Number: 1 (604) 608-6788

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 12, 2007, China Health Holdings, Inc. (the "Company") entered into a binding Memorandum of Understanding ("MOU") with Beijing Jifatang Chinese Medicine Research Institute ("BJCMRI") and Beijing Jifatang Chinese Medicine Research & Development Institution ("BJCMRDI") for establishing the strategic partnership, collaboration and alliances for further research, development, manufacture and commercialization of new innovative pharmaceutical drugs for the treatment of diseases and conditions related to cancers, diabetes, cardiovascular disease, cerebral diseases and neurological disorders. The MOU provides that BJCMRI and BJCMRDI will grant to the Company first refusal rights and exclusive rights to acquire all rights to any new drugs and to any intellectual properties which BJCMRI and BJCMRDI may develop for a term of 10 years. As consideration for granting to the Company such first refusal and exclusive rights, the Company agreed to issue an aggregate of 200,000 restricted shares of its common stock to BJCMRI and BJCMRDI.

The MOU contemplates that the parties will enter into acquisition agreements for the Company's acquisition of any rights to any new drugs developed by BJCMRI and BJCMRDI during the term of the MOU. The acquisition agreements will provide for such terms as the parties may agree and will be subject to the Company's completion of satisfactory due diligence.



ITEM 9.01 Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

Exhibit
Number                                Description
------- ------------------------------------------------------------------------
10.1 Binding Memorandum of Understanding entered into as of January 12, 2007 by and among China Health Holdings, Inc., Beijing Jifatang Chinese
        Medicine Research Institute and Beijing Jifatang Chinese Medicine Research & Development Institution

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        China Health Holding, Inc.

                                        /s/ Julianna Lu
Date: January 19, 2007                  ----------------------------------------
                                        Julianna Lu
                                        Chief Executive Officer